EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual report of PracticeXpert, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Manahan, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


      (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and
      (2) Thed information contained in the report fairly presents, the financial condition and result of operations of the Company.


                                            /s/ Michael Manahan
                                            ------------------------------
                                            Michael Manahan, Interim
                                            Chief Executive Officer

                                            April 12, 2006


A signed original of this written statement required by Section 906 has been provided to PracticeXpert, Inc. and will be retained by PracticeXpert, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.